Exhibit 10.(a)(2)

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                            FLORIDA POWER CORPORATION



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                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT B


                          Dated as of November 17, 1998


                       This Agreement amends and restates
                Credit Agreement B Dated as of November 26, 1991

                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
                                    as Agent


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

                                TABLE OF CONTENTS

     This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                            Page
Section 1.   Definitions and Accounting Matters................................1
                    1.01       Certain Defined Terms...........................1
                    1.02       Accounting Terms and Determinations ...........11
                    1.03       Classes and Types of Loans.....................11

Section 2.   Commitments .....................................................12
                    2.01       Syndicated Loans ..............................12
                    2.02       Borrowings of Syndicated Loans ................12
                    2.03       Money Market Loans ............................12
                    2.04       Changes of Commitments ........................16
                    2.05       Facility Fee ..................................16
                    2.06       Lending Offices ...............................16
                    2.07       Several Obligations; Remedies Independent .....17
                    2.08       Notes .........................................17
                    2.09       Prepayments and Conversions on Continuations
                               of Loans.......................................17

Section 3.   Payments of Principal and Interest ..............................17
                    3.01       Repayment of Loans  ...........................17
                    3.02       Interest ......................................18

Section 4.   Payments; Pro Rata Treatment; Computations; Etc. ................19
                    4.01       Payments ......................................19
                    4.02       Pro Rata Treatment ............................19
                    4.03       Computations ..................................20
                    4.04       Minimum Amounts  ..............................20
                    4.05       Certain Notices ...............................20
                    4.06       Non-Receipt of Funds by the Agent .............21
                    4.07       Sharing of Payments, Etc ......................22

Section 5.   Yield Protection and Illegality .................................23
                    5.01       Additional Costs ..............................23
                    5.02       Limitation on Types of Loans ..................25
                    5.03       Illegality ....................................26
                    5.04       Treatment of Affected Loans ...................26
                    5.05       Compensation ..................................27

Section 6.   Conditions Precedent ............................................27
                    6.01       Initial Loan ..................................27
                    6.02       Initial and Subsequent Loans ..................28

Section 7.   Representations and Warranties ..................................28
                    7.01       Corporate Existence ...........................29
                    7.02       Financial Condition ...........................29
                    7.03       Litigation ....................................29
                    7.04       No Breach .....................................29
                    7.05       Corporate Action ..............................30
                    7.06       Approvals .....................................30
                    7.07       Use of Loans ..................................30
                    7.08       ERISA .........................................30
                    7.09       Taxes .........................................30
                    7.10       Investment Company Act  .......................31
                    7.11       Public Utility Holding Company Act ............31

Section 8.   Covenants of the Company ........................................31
                    8.01       Financial Statements ..........................31
                    8.02       Litigation ....................................33
                    8.03       Corporate Existence, Etc ......................34
                    8.04       Prohibition of Fundamental Changes ............34
                    8.05       Use of Proceeds ...............................34
                    8.06       Indebtedness to Capitalization Ratio...........34
                    8.07       Negative Pledge ...............................34

Section 9.   Events of Default ...............................................35

Section 10.  The Agent .......................................................38
                    10.01      Appointment, Powers and Immunities ............38
                    10.02      Reliance by Agent .............................39
                    10.03      Defaults ......................................39
                    10.04      Rights as a Lender ............................39
                    10.05      Indemnification ...............................39
                    10.06      Non-Reliance on Agent and Other Lenders........40
                    10.07      Failure to Act ................................40
                    10.08      Resignation or Removal of Agent ...............40
                    10.09      Agency Fee ....................................41

Section 11.  Miscellaneous ...................................................41
                    11.01      Waiver.........................................41
                    11.02      Notices........................................41
                    11.03      Expenses, Etc..................................41
                    11.04      Amendments, Etc ...............................42
                    11.05      Successors and Assigns ........................42
                    11.06      Assignments and Participations ................42

                    11.07      Survival.......................................44
                    11.08      Captions.......................................44
                    11.09      Counterparts...................................44
                    11.10      Governing Law; Submission to Jurisdiction......44
                    11.11      Waiver of Jury Trial...........................45

             EXHIBIT A-1 - Form of Note for Syndicated Loans
             EXHIBIT A-2 - Form of Note for Money Market Loans
             EXHIBIT B     - Form of Opinion of Counsel to the Parent
             EXHIBIT C     - Form of Money Market Quote Request
             EXHIBIT D     - Form of Money Market Quote

          THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT B dated as of November 17, 1998 between: FLORIDA POWER CORPORATION, a corporation duly organized and validly existing under the laws of the State of Florida (the "Company"); each of the lenders that is a signatory hereto or which, pursuant to
Section 11.06(b) hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"); amends and restates the Credit Agreement B dated as of November 26, 1991, between the Company, each of the Lenders and the Agent.

          The Company has requested that the Lenders make loans to it in an aggregate principal amount not exceeding $200,000,000 at any one time outstanding and the Lenders are prepared to make such loans upon the terms hereof. Accordingly, the parties hereto agree as follows:

          Section 1. Definitions and Accounting Matters.
                     ----------------------------------

          1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

          "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

          "Applicable Margin" shall mean:

          (i)   during each Class 1 Rating Period,

                (A) with respect to Base Rate Loans, zero,

                (B) with respect to Eurodollar Loans, 0.17%, and

                (C) with respect to CD Loans, 0.295%,

          (ii)  during each Class 2 Rating Period,

                (A) with respect to Base Rate Loans, zero,

                (B) with respect to Eurodollar Loans, 0.225%,

                (C) with respect to CD Loans, 0.35%, and

          (iii) during each Class 3 Rating Period,

                (A) with respect to Base Rate Loans, zero,

                (B) with respect to Eurodollar Loans, 0.40%, and

                (C) with respect to CD Loans, 0.525%.

          "Applicable  Facility  Fee Rate" shall mean, a rate per annum equal to
(a) during each Class 1 Rating Period, 0.08%; (b) during each Class 2 Rating Period, 0.15%; and (c) during each Class 3 Rating Period, 0.20%.

          "Assessment Rate" shall mean, for any Interest Period for any CD Loan, the effective annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) payable by Chase to the Federal Deposit Insurance Corporation (or any successor) for deposit insurance for Dollar time deposits with Chase at the Principal Office during such Interest Period, as reasonably estimated by the Agent.

          "Base Rate" shall mean, for any day, the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% per annum and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          "Base Rate Loans" shall mean Syndicated Loans which bear interest at rates based upon the Base Rate.

          "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City and, if such day relates to the giving of notices or quotes in connection with a LIBOR Auction or to a borrowing of, a payment or prepayment of principal of or interest on,, or an Interest Period for, a Eurodollar Loan or a LIBOR Market Loan or a notice by the Company with respect to any such borrowing, payment, prepayment or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

          "CD Loans" shall mean Syndicated Loans the interest rates on which are determined on the basis of rates referred to in clause (b) of the definition of "Fixed Base Rate" in this Section 1.01.

          "Chase" shall mean The Chase Manhattan Bank.

          "Class" shall have the meaning given to that term in Section 1.03 hereof.

          "Class 1 Rating Period" shall mean any period during which the rating of the First Mortgage Bonds (a) by Moody's equals or exceeds "A3" and (b) by S&P equals or exceeds "A-".

          "Class 2 Rating Period" shall mean any period during which the rating of the First Mortgage Bonds (a) by Moody's equals or exceeds "Baa3" and (b) by S&P equals or exceeds "BBB-", and which is not a Class 1 Rating Period.

          "Class 3 Rating Period" shall mean any period that is neither a Class 1 Rating Period nor a Class 2 Rating Period.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Commitment" shall mean, with respect to each Lender, the obligation of such Lender to make Syndicated Loans pursuant to Section 2.01 hereof in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite such Lender's name on the signature pages hereof under the caption "Commitment" (as the same may be reduced at any time or from time to time pursuant to Section 2.04 hereof). The original aggregate amount of the Commitments is $200,000,000.

          "Commitment Termination Date" shall mean, with respect to each Lender, November 30, 2003; provided that

          (a) if, (i) not later than 39 months, but no more than 40 months, prior to the Commitment Termination Date, determined after giving effect to all previous extensions thereof pursuant to this definition (the "Existing Commitment Termination Date"), the Company requests that the Lenders agree to extend the Commitment Termination Date to the December 31 falling two years after the Existing Commitment Termination Date (the "Proposed Commitment Termination Date") and (ii) each of the Lenders so agrees in writing prior to the Existing Commitment Termination Date, then the "Commitment Termination Date" shall be extended, with respect to each Lender, to the Proposed Commitment Termination Date;

          (b) if, pursuant to any such request, some, but not all, of the Lenders agree to so extend the Existing Commitment Termination Date to the Proposed Commitment Termination Date (the Lenders that so agree, the "Consenting Lenders"), the "Commitment Termination Date" shall mean (i) with respect to the Consenting Lenders, the Proposed Commitment Termination Date and (ii) with respect to the Lenders that are not Consenting Lenders, the Existing Commitment Termination Date; and

          (c) if the Commitment Termination Date as determined above is not a Business Day, the Termination Date shall be the next preceding Business Day.

          "Consolidated Subsidiary" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

          "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.09 hereof of a Fixed Rate Loan of one Type as a Fixed Rate Loan of the same Type from one Interest Period to the next Interest Period.

          "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.09 hereof of Base Rate Loans into CD Loans or Eurodollar Loans, of CD Loans into Base Rate Loans or Eurodollar Loans, or of Eurodollar Loans into Base Rate Loans or CD Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

          "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or is under common control (within the meaning of Section 414(c) of the Code) with the Company.

          "Eurodollar Loans" shall mean Syndicated Loans the interest rates on which are determined on the basis of rates referred to in clause (a) of the definition of "Fixed Base Rate" in this Section 1.01.

          "Event of  Default"  shall have the  meaning  assigned to such term in
Section 9 hereof.

          "Existing Indenture" shall mean the Indenture dated as of January 1, 1944 between the Company and First Chicago Trust Company of New York, successor Trustee, as amended and supplemented and in effect from time to time.

          "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such day on such transactions as determined by the Agent.

          "First Mortgage Bonds" shall mean the Company's First Mortgage Bonds issued under the Existing Indenture.

          "Fixed Base Rate" shall mean, with respect to any Fixed Rate Loan for any Interest Period therefor:

          (a) if such Loan is a Eurodollar Loan or a LIBOR Market Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%), as determined by the Agent, of the rates per annum quoted by the respective Reference Lenders at approximately 11:00 a.m.London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by the respective Reference Lenders to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan or LIBOR Market Loan to be made by the respective Reference Lenders for such Interest Period; and

          (b) if such Loan is a CD Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/20 of 1%), as determined by the Agent, of the rates per annum determined by the respective Reference Lenders to be the average of the bid rates quoted to the respective Reference Lenders at approximately 10:00 a.m. New York time (or as soon thereafter as practicable) on the first day of such Interest Period by at least two certificate of deposit dealers of recognized national standing selected by the respective Reference Lenders for the purchase at face value of certificates of deposit of the respective Reference Lenders having a term comparable to such Interest Period and in an amount comparable to the principal amount of the CD Loan to be made by the respective Reference Lenders for such Interest Period.

If any Reference Lender is not participating in any Fixed Rate Loan during any Interest Period therefor, the Fixed Base Rate for such Loan shall be determined by reference to the amount of the Loan which such Reference Lender would have made had it been participating in such Loan; provided that in the case of any LIBOR Market Loan, the Fixed Base Rate for such Loan shall be determined with reference to deposits of $10,000,000. If any Reference Lender does not timely furnish such information for determination of any Fixed Base Rate, the Agent shall determine such Fixed Base Rate on the basis of information timely furnished by the remaining Reference Lenders.

          "Fixed Rate" shall mean, for any Fixed Rate Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the sum of (a) the Fixed Base Rate for such Interest Period divided by 1 minus the Reserve Requirement for such Loan for such Interest Period plus (b) if such Loan is a CD Loan, the Assessment Rate for such Interest Period.

          "Fixed Rate Loans" shall mean CD Loans, Eurodollar Loans and, for the purposes of the definition of "Fixed Base Rate" in this Section 1.01 and in
Section 5 hereof, LIBOR Market Loans.

          "GAAP" shall mean generally accepted accounting principles as in effect from time to time.

          "Guarantee" shall mean any guarantee, endorsement, contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock of any Person, or any agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling any Person to make payment of its obligations or any agreement to assure a creditor against loss, and including without limitation, causing a bank to open a letter of credit for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

          "Indebtedness" shall mean, as to any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities); (b) obligations of such Person to pay the deferred purchase or acquisition price of property, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are paid within 90 days of the date the respective goods are delivered; (c) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) Capital Lease Obligations of such Person; and (e) Indebtedness of others Guaranteed by such Person.

          "Interest Period" shall mean:

          (a) with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in
     Section 4.05 hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

          (b) with respect to any CD Loan, each period commencing on the date such CD Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the day 30, 60, 90 or 180 days thereafter, as the Company may select as provided in Section 4.05 hereof;

          (c) With respect to any Set Rate Loan, the period commencing on the date such Set Rate Loan is made and ending on any Business Day up to 180 days thereafter, as the Company may select as provided in Section 2.03(b) hereof; and

          (d) With respect to any LIBOR Market Loan, the period commencing on the date such LIBOR Market Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 2.03(b) hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (i) no Interest Period with respect to Loans to be made by any Lender may end after such Lender's Commitment Termination Date (as in effect on the first day of such Interest Period); (ii) each Interest Period which would otherwise end on a day which is not A Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Loans or LIBOR Market Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
Day); and (iii) notwithstanding clause (i) above, no Interest Period for any Fixed Rate Loans or LIBOR Market Loans shall have a duration of less than one month (in the case of Eurodollar Loans and LIBOR Market Loans) or 30 days (in the case of CD Loans) and, if the Interest Period for any Fixed Rate Loans or LIBOR Market Loans would otherwise be a shorter period, such Loans shall not be available hereunder.

          "LIBO Rate" shall mean, for any LIBOR Market Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the rate of interest specified in clause (a) of the definition of "Fixed Base Rate" in this Section 1.01 for the Interest Period for such Loan divided by 1 minus the Reserve Requirement for such Loan for such Interest Period.

          "LIBOR Auction" shall mean a solicitation of Money Market Quotes setting forth Money Market Margins based on the LIBO Rate pursuant to Section
2.03 hereof.

          "LIBOR Market Loans" shall mean Money Market Loans the interest rates on which are determined on the basis of LIBO Rates pursuant to a LIBOR Auction.

          "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, the Parent or any of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loans" shall mean Money Market Loans and Syndicated Loans.

          "Majority Lenders" shall mean Lenders having at least 66-2/3% of the aggregate amount of the Commitments; provided that, if all of the Commitments shall have terminated, Majority Lenders shall mean Lenders holding at least 66-2/3% of the aggregate unpaid principal amount of the Loans.

          "Margin   Stock"  shall  mean  margin  stock  within  the  meaning  of
Regulations U and X.

          "Money Market Borrowing" shall have the meaning assigned to such term in Section 2.03(b) hereof.

          "Money Market Loans" shall mean the loans provided for by Section 2.03 hereof.

          "Money Market Margin" shall have the meaning  assigned to such term in
Section 2.03(c)(ii)(C) hereof.

          "Money Market Quote" shall mean an offer in accordance with Section 2.03(c) hereof by a Lender to make a Money Market Loan with one single specified interest rate.

          "Money Market Quote Request" shall have the meaning assigned to such term in Section 2.03(b) hereof.

          "Money  Market  Rate" shall have the meaning  assigned to such term in
Section 2.03(c)(ii)(D) hereof.

          "Moody's" shall mean Moody's Investors Services, Inc.

          "Multiemployer Plan" shall mean a Multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company, the Parent or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "1935 Act" shall have the meaning given to that term in Section 7.11 hereof.

          "1934 Act Reports" shall mean all periodic reports filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

          "Notes" shall mean the promissory notes provided for by Section 2.08 hereof.

          "Other FPC Agreement" shall mean the Third Amended and Restated Credit Agreement A dated as of November 17, 1998 between the Company, the Lenders and Chase, as agent for the Lenders thereunder, as the same may be amended and supplemented and in effect from time to time.

          "Parent"   shall  mean  Florida   Progress   Corporation,   a  Florida
corporation.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PCH Agreements" shall mean, collectively, (a) the Third Amended and Restated Credit Agreement A dated as of November 17, 1998 between Progress Capital Holdings, Inc., the Lenders and Chase, as agent for the Lenders thereunder and (b) the Third Amended and Restated Credit Agreement B dated as of November 17, 1998 between Progress Capital Holdings, Inc., the Lenders and Chase, as agent for the Lenders thereunder, as each of said agreements may be amended and supplemented and in effect from time to time.

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

          "Plan" shall mean an employee benefit or other plan established or maintained by the Company, the Parent or any ERISA Affiliate and which is covered by Title IV of ERISA, other than (a) a Multiemployer Plan and (b) any such plan established or maintained by the Company or any ERISA Affiliate that has assets and actuarial liabilities of less than $50,000,000 (a "Small Plan") unless the aggregate assets or aggregate actuarial liabilities of all Small Plans is in excess of $50,000,000.

          "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by the Company under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 1% above the Base Rate as in effect from time to time (provided that, if the amount so in default is principal of a Fixed Rate Loan or a Money Market Loan and the due date thereof is a day other than the last day of an Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of such Interest Period, 1% above the interest rate for such Loan as provided in Section 3.02 hereof and, thereafter,'the rate provided for above in this definition).

          "Prime Rate" shall mean the rate of interest from time to time announced by Chase at the Principal Office as its prime commercial lending rate.

          "Principal Office" shall mean the principal office of the Agent and Chase, presently located at 270 Park Avenue, New York, New York 10017.

          "Quarterly Dates" shall mean the first day of January, April, July and October in each year, the first of which shall be the first such day after the date of this Agreement; provided that if any such day is not a Business Day, then such Quarterly Date shall be the next succeeding Business Day.

          "Reference Lenders" shall mean Chase and Morgan Guaranty Trust Company of New York (or their Applicable Lending offices, as the case may be).

          "Regulation D", "Regulation U " and "Regulation X" shall mean, respectively, Regulation D, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

          "Regulatory Change" shall mean, with respect to any Lender, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reserve Requirement" shall mean, for any Interest Period for any Fixed Rate Loan or LIBOR Market Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion
Dollars against (a) in the case of Eurodollar Loans or LIBOR Market Loans, "Eurocurrency liabilities" (as such term is used in Regulation D) or (b) in the case of CD Loans, non-personal Dollar time deposits in an amount of $100,000 or more. Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Fixed Base Rate for Eurodollar Loans, LIBOR Market Loans or CD Loans (as the case may be) is to be determined as provided in the definition of "Fixed Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets which includes Eurodollar Loans, CD Loans or LIBOR Market Loans.

          "S&P" shall mean Standard & Poor's Corporation.

          "Set Rate Auction" shall mean a solicitation of Money Market Quotes setting forth Money Market Rates pursuant to Section 2.03 hereof.

          "Set Rate Loans" shall mean Money Market Loans the interest rates on which are determined on the basis of Money Market Rates pursuant to a Set Rate Auction.

          "Subsidiary" shall mean, as to any Person, any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly-owned Subsidiary" shall mean any such corporation of which all of such shares, other than directors' qualifying shares, are so owned or controlled.

          "Syndicated Loans" shall mean the loans provided for by Section 2.01 hereof.

          "Syndicated  Notes" shall mean the  promissory  notes  provided for by
Section 2.08(a) hereof.

          "Total Capitalization" shall mean, with respect to any Person, the sum of the value of the common stock, retained earnings, and preferred and preference stock of such Person (in each case, determined in accordance with GAAP) plus all Indebtedness of such Person.

          "Type"  shall  have the  meaning  given to that term in  Section  1.03 hereof.

          1.02 Accounting Terms and Determinations.

          (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with that used in the preparation of the latest financial statements furnished to the Lenders hereunder after the date hereof.

          (b) The Company will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

          1.03 Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Money Market Loan or a Syndicated Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan, a CD Loan, a Eurodollar Loan, a Set Rate Loan, or a LIBOR Market Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

          Section 2. Commitments.

          2.01 Syndicated Loans. Each Lender severally agrees, on the terms of this Agreement, to make loans to the Company in Dollars during the period from and including the first Business Day of 1992 to but not including such Lender's Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Lender's Commitment as then in effect. Subject to the terms of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments by means of Base Rate Loans, CD Loans and Eurodollar Loans and may Convert Syndicated Loans of one Type into Syndicated Loans of another Type (as provided in Section 2.09 hereof) or Continue Syndicated Loans of one Type as Syndicated Loans of the same Type; provided that there may be no more than 15 different Interest Periods for Syndicated Loans outstanding at the same time.

          2.02 Borrowings of Syndicated Loans. The Company shall give the Agent (which shall promptly notify the Lenders) notice of each borrowing hereunder of Syndicated Loans as provided in Section 4.05 hereof. Not later than noon New
York time on the date specified for each borrowing of Syndicated Loans hereunder, each Lender shall make available the amount of the Syndicated Loan to be made by it on such date to the Agent, at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of, and designated by, the Company maintained at a bank in New York City.

          2.03 Money Market Loans.

          (a) In addition to borrowings of Syndicated Loans, the Company may, on or after the first Business Day of 1992, as set forth in this Section 2.03, request the Lenders to make offers to make Money Market Loans to the Company in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Money Market Loans may be LIBOR Market Loans or Set Rate Loans, provided that:

               (i) there may be no more than 15 different Interest Periods for both Syndicated Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);

               (ii) the aggregate principal amount of all Money Market Loans, together with the aggregate principal amount of all Syndicated Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time.

          (b) When the Company wishes to request offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Lenders) notice (a "Money Market Quote Request") so as to be received no later than 11:00 a.m. New York time on (x) the fourth Business Day prior to the date of borrowing proposed therein" in the case of a LIBOR Auction or (y) the Business Day next preceding the date of borrowing proposed therein, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Agent, with the consent of the Majority Lenders (and with notice to each Lender prior to the Money Market Quote Request for which such change is to be effective), may agree). The Company may request offers to make Money Market Loans for up to five different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a "Money Market Borrowing"). Each such notice shall be substantially in the form of Exhibit C hereto and shall specify as to each Money Market Borrowing:

               (i) the proposed date of such borrowing, which shall be a Business Day;

               (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $10,000,000 (or in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) hereof to be violated;

               (iii) the duration of the Interest Period applicable thereto;

               (iv) whether the Money Market Quotes requested for a particular Interest Period are seeking quotes for LIBOR Market Loans or Set Rate Loans; and

               (v) if the Money Market Quotes requested are seeking quotes for Set Rate Loans, the date on which the Money Market Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Money Market Quotes are to be submitted is called the "Quotation Date").

Except as otherwise provided in this Section 2.03(b), no Money Market Quote Request shall be given within five Business Days (or such other number of days as the Company and the Agent, with the consent of the Majority Lenders (and with notice to each Lender prior to the effectiveness of such consent), may agree) of any other Money Market Quote Request.

          (c) (i) Each Lender may submit one or more Money Market Quotes, each containing an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if the Company's request under Section 2.03(b) hereof specified more than one Interest Period, such Lender may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Agent not later than
(x) 2:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 10:00 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Agent, with the consent of the Majority Lenders (and with notice to each Lender prior to the Money Market Quote Request for which such change is to be effective), may agree); provided that any Money Market Quote submitted by Chase (or its Applicable Lending Office) may be submitted, and may only be submitted, if Chase (or such Applicable Lending Office) notifies the Company of the terms of the offer contained therein not later than (x) 1:00 p.m. New York time on the fourth Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or (y) 9:45 a.m. New York time on the Quotation Date, in the case of a Set Rate Auction. Subject to Sections 5.02(b), 5.03, 6.02 and 9 hereof, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Company.

              (ii) Each Money Market Quote shall be substantially in the form of Exhibit D hereto and shall specify:

              (A) the proposed date of borrowing and the Interest Period therefor;

              (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 or a larger multiple of $1,000,000; provided that the aggregate principal amount of all Money Market Loans for which a Lender submits Money Market Quotes (x) may be greater or less than the aggregate Commitments of such Lender but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested;

              (C) in the case of a LIBOR Auction, the margin above or below the applicable LIBO Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) to be added to or subtracted from the applicable LIBO Rate;

              (D) in the case of a Set Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Money Market Loan (the "Money Market Rate");

              (E) the identity of the quoting Lender; and

              (F) the maximum aggregate principal amount of all Money Market Loans for which such offer is being made.

     Unless otherwise agreed by the Agent and the Company, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

          (d) The Agent shall (x) in the case of a Set Rate Auction, as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:15 a.m. New York time on the Quotation Date) or (y) in the case of a LIBOR Auction, by 4:00 p.m. New York time on the day a Money Market Quote is submitted, notify the Company of the terms (i) of any Money Market Quote submitted by a Lender that is in accordance with Section 2.03(c) hereof and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Lender with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Company shall specify (A) the aggregate principal amount of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Margins or Money Market Rates, as the case may be, so offered by each Lender (identifying the Lender that made each Money Market Quote).

          (e) Not later than 11:00 a.m. New York time on (x) the third Business Day prior to the proposed date of borrowing, in the case of a LIBOR Auction or
(y) the Quotation Date, in the case of a Set Rate Auction (or, in any such case, such other time and date as the Company and the Agent, with the consent of the Majority Lenders (and with notice to each Lender prior to the Money Market Quote Request for which such change is to be effective), may agree), the Company shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) hereof (and the failure of the Company to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Company may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part shall be at least $5,000,000 or in larger multiples of $1,000,000); provided that:

          (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

          (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $10,000,000 (or in larger multiples of $1,000,000) but shall not cause the limits specified in Section 2.03(a) hereof to be violated; and

          (iii) the Company may not accept any offer where the Agent has advised the Company that such offer fails to comply with Section 2.03(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a) hereof).

          (f) Any Lender whose offer to make any Money Market Loan has been accepted shall, not later than noon New York time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office in immediately available funds, for account of the Company. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company maintained with a bank in New York City designated by the Company.

          (g)  Except for the  purpose  and to the  extent  expressly  stated in
Section 2.04(b) hereof, the amount of any Money Market Loan made by any Lender shall not constitute a utilization of such Lender's Commitment.

          2.04 Changes of Commitments.

          (a) The amount of each Lender's Commitment shall be automatically reduced to zero on such Lender's Commitment Termination Date.

          (b) The Company  shall have the right at any time or from time to time
(i) so long as no Syndicated Loans or Money Market Loans are outstanding, to terminate the Commitments and (ii) to reduce the aggregate unused amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate principal amount of all Money Market Loans); provided that (x) the Company shall give notice of each such termination or reduction as provided in
Section 4.05 hereof, and (y) each partial reduction shall be in aggregate amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof.

          (c) The Commitments once terminated or reduced may not be reinstated.

          2.05 Facility Fee. The Company shall pay to the Agent for account of each Lender a facility fee on the amount of such Lender's Commitment, for the period from and including January 1, 1992 to but not including the earlier of the date such Commitment is terminated or such Lender's Commitment Termination Date, at a rate per annum equal to the Applicable Facility Fee Rate. Accrued facility fees payable to any Lender shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and such Lender's Commitment Termination Date.

          2.06 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

          2.07 Several Obligations; Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor the Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. The amounts payable by the Company at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

          2.08 Notes.

          (a) The Company's obligation to repay the Syndicated Loans made by each Lender, together with interest thereon, shall be evidenced by a single promissory note of the Company substantially in the form of Exhibit A-1 hereto, dated the date of delivery thereof, payable to such Lender in a principal amount equal to the aggregate amount of its Commitments as originally in effect and otherwise duly completed. The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Syndicated Loan made by each Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books. Any such recording of loans on a Lender's books shall be conclusive evidence of the amounts payable by the Company under such Note, absent manifest error.

          (b) The Company's obligation to repay the Money Market Loans made by any Lender, together with interest thereon, shall be evidenced by a single promissory note of the Company substantially in the form of Exhibit A-2 hereto, dated the date of delivery thereof, payable to such Lender and otherwise duly completed. The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Money Market Loan made by each Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books. Any such recording of loans on a Lender's books shall be conclusive evidence of the amounts payable by the Company under such Note, absent manifest error.

          2.09 Prepayments and Conversions or Continuations of Loans. Subject to
Section  4.04  hereof,  the  Company  shall have the right to prepay  Syndicated
Loans, or to Convert Syndicated Loans of one Type into Syndicated Loans of another Type or Continue Syndicated Loans of one Type as Syndicated Loans of the same Type, at any time or from time to time, provided that: (i) the Company shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof; and (ii) Fixed Rate Loans may be prepaid or Converted only on the last day of an Interest Period for such Loans.

          Section 3. Payments of Principal and Interest.

          3.01 Repayment of Loans.

          (a) The Company hereby promises to pay to the Agent for account of each Lender the principal of each Syndicated Loan made by such Lender, and each Syndicated Loan made by such Lender shall mature, on such Lender's Commitment Termination Date.

          (b) The Company hereby promises to pay to the Agent for account of each Lender that makes any Money Market Loan the principal amount of such Money Market Loan on the last day of the Interest Period for such Money Market Loan.

          3.02 Interest. The Company hereby promises to pay to the Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

          (a) during such periods as such Loan-is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (if any);

          (b) during such periods as such Loan is a Fixed Rate Loan, for each Interest Period relating thereto, the Fixed Rate for such Loan for such Interest Period plus the Applicable Margin;

          (c) if such Loan is a LIBOR Market Loan, the LIBO Rate for such Loan for the Interest Period therefor plus (or minus) the Money Market Margin quoted by the Lender making such Loan in accordance with Section 2.03 hereof; and

          (d) if such Loan is a Set Rate Loan, the Set Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.03 hereof.

Notwithstanding the foregoing, the Company hereby promises to pay to the Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and on any other amount payable by the Company hereunder or under the Notes held by such Lender to or for account of such Lender, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Fixed Rate Loan or a Money Market Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than 90 days (in the case of a CD Loan or a Set Rate
Loan) or three months (in the case of a Eurodollar Loan or a LIBOR Market Loan), at 90-day or three-month intervals, respectively, following the first day of such Interest Period, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Lenders to which such interest is payable and to the Company.

          Section 4. Payments; Pro Rata Treatment; Computations; Etc.

          4.01 Payments.

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement and the Notes shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, not later than 2:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

          (b) Any Lender for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Company (for purposes of this Section 4.01(b), "ordinary deposit account of the Company" shall not include any account in the name of a Person other than the Company) with such Lender (with notice to the Company).

          (c) The Company shall, at the time of making each payment under this Agreement or any Note, specify to the Agent (which shall promptly notify the intended recipients) thereof) the Loans or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, such Lender may apply the amount of such payment received by it from the Agent in such manner as such Lender may determine to be appropriate).

          (d) Each payment received by the Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending office for the Loan in respect of which such payment is made.

          (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

          4.02 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.01 hereof shall be made from the Lenders, each payment of facility fee under Section 2.05 hereof shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.04 hereof shall be applied to the Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) the making, Conversion and Continuation of Syndicated Loans of a particular Type (other than Conversion provided for by Section 5.04 hereof) shall be made pro rata among the Lenders according to the amounts of their respective Commitments (in the case of making of Loans) or Syndicated Loans (in the case of Conversion and Continuation of Loans) and the then current Interest Period for such Syndicated Loan of such Type shall be coterminous; (c) each payment of principal of Syndicated Loans by the Company shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans held by the Lenders; and (d) each payment or prepayment of interest on Syndicated Loans by the Company shall be made for account of the Lenders pro rata in accordance with the amounts of interest on Syndicated Loans due and payable to the respective Lenders.

          4.03 Computations. Interest on Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and facility fee shall be computed on the basis of a year of 365 or 366 days (as the case may be) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          4.04 Minimum Amounts. Except for Conversions or prepayments made pursuant to Section 5.04 hereof, each borrowing, Conversion and prepayment of principal of Loans shall be in an amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Fixed Rate Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Fixed Rate Loans of each Type having the same Interest Period shall be in an amount at least equal to $10,000,000 and in multiples of $1,000,000 in excess thereof and, if any Fixed Rate Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

          4.05 Certain Notices. Except as otherwise provided in Section 2.03 hereof with respect to Money Market Loans, notices by the Company to the Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                                         Number of
                                                         Business
                 Notice                                  Days Prior

         Termination or reduction
         of the Commitments                              five

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans                                 same day

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, Eurodollar Loans                    three

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, CD Loans                            two

Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid (and, in the case of a Conversion, the Type of Loan to result from such Conversion) and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent-shall promptly notify the Lenders of the contents of each such notice. In the event that the Company fails to select the Type of Loan, or the duration of any Interest Period, for any Fixed Rate Loan within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Fixed Rate Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

          4.06 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the Company (the "Payor") prior to the date on which the Payor is to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Company) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid.

          4.07 Sharing of Payments, Etc.

          (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for account of the Company (for purposes of this Section 4.07(a), "balances held for account of the Company" shall not include any balances held in an account in the name of a Person other than the Company) at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Company), in which case it shall promptly notify the Company and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity of such offset.

          (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Company under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest then due hereunder by the Company to such Lender than the percentage received by any other Lenders, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) The Company agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation.

          (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company.

          (e) If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this
Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

          Section 5. Yield Protection and Illegality.

          5.01 Additional Costs.

          (a) The Company shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs which such Lender determines are attributable to its making or maintaining of any Fixed Rate Loans or its obligation to make any Fixed Rate Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

               (i) subjects any Lender to taxation on, or changes the basis of taxation of, any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Lender or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

               (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Fixed Rate or LIBO Rate, as the case may be, for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including the Commitments of such Lender hereunder); or

               (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitments.

If any Lender requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested-until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section
5.04 hereof shall be applicable).

          (b) Without limiting the effect of the provisions of paragraph (a) of this Section 5.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans or CD Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or CD Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Company (with a copy ..to the Agent), the obligation of such Lender to make or Continue Loans of such Type hereunder shall be suspended until such Regulatory Change ceases to be in
effect  (in  which  case  the   provisions  of  Section  5.04  hereof  shall  be
applicable).

          (c) Without  limiting the effect of the  foregoing  provisions of this
Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs which it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority

               (i) following any Regulatory Change, or

               (ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208 ' Appendix A; 12 CFR Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A)),

of capital in respect of its Commitment or Loans (such Compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending office or such bank holding company) could have achieved with respect to such Lender's Commitment or Loans hereunder but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(c), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory
Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

          (d) Each Lender will notify the Company of any event occurring after the date of this Agreement that will entitle such Lender to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided, however, that if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section
5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice; and provided, further, that each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Company a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of capital maintained pursuant to paragraph (c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis and in a manner consistent with the determinations and allocations made by such Lender with respect to its other commitments and extensions of credit similarly affected.

          5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Fixed Base Rate for any Interest Period:

               (a) the Agent determines, which determination shall be conclusive provided that it is made on a reasonable basis, that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any Type of Fixed Rate Loans as provided herein; or

               (b) Lenders having more than 50% of the aggregate amount of the Commitments determine (or any Lender that has outstanding a Money Market Quote with respect to a LIBOR Market Loan determines), which determination shall be conclusive provided that it is made on a reasonable basis, and notify (or notifies, as the case may be) the Agent that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans or CD Loans (or LIBOR Market Loans, as the case may be) for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders (or to such quoting Lender) of making or maintaining such Type of Loans for such Interest Period;

then the Agent shall give the Company and each Lender prompt notice thereof, and so long as such condition remains in effect, the Lenders (or such quoting Lender) shall be under no obligation to make additional Loans of such Type, to Continue Loans of such Type or to Convert Loans of any other Type into Loans of such Type and the Company shall, on the last day(s) of the then current Interest Period for the outstanding Loans of such Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with Section 2.09 hereof.

          5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans or LIBOR Market Loans hereunder, then such Lender shall promptly notify the Company thereof (with a copy to the Agent) and such Lender's obligation to make Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable), and such Lender shall no longer be obligated to make any LIBOR Market Loan that it has offered to make.

          5.04 Treatment of Affected Loans. If the obligation of any Lender to make a particular Type of Fixed Rate Loans shall be suspended pursuant to
Section 5.01 or 5.03 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Lender may specify to the Company with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans;

          (b) all Loans which would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans and all Loans of such Lender which would otherwise be Converted into Loans of the Affected Type shall be Converted instead (or shall remain as) Base Rate Loans; and

          (c) if Loans of other Lenders of the-Affected Type are subsequently Converted into Loans of another Type (other than Base Rate Loans), such Lender's Base Rate Loans shall be automatically Converted an the Conversion date for such Loans of the other Lenders into Loans of such other Type to the extent necessary so that, after giving effect thereto, all Loans held by such Lender and the Lenders whose Loans are so Converted are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

          5.05 Compensation. The Company shall pay to the Agent for account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense which such Lender determines is attributable to:

          (a) any payment or conversion of a Fixed Rate Loan or a Set Rate Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9 hereof or the conversion of Loans pursuant to Section 5.04 hereof) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in
     Section 6 hereof to be satisfied) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, the Company has accepted a Money Market Quote) from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.03(b) hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or converted or not borrowed for the period from the date of such payment, conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market (if such Loan is a Eurodollar Loan or a LIBOR Market Loan) or the United States secondary certificate of deposit market (if such Loan is a CD Loan or a Set Rate Loan) for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

          Section 6. Conditions Precedent.

          6.01 Initial Loan. The obligation of any Lender to make its initial Loan hereunder is subject to the receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance:

          (a) Corporate Action. Certified copies of the articles of incorporation and by-laws of the Company and all corporate action taken by the Company approving this Agreement and the Notes and borrowings by the Company hereunder (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of the Company adopted in respect of the transactions contemplated hereby).

          (b) Incumbency. A certificate of the Company in respect of each of the officers (i) who is authorized to sign on its behalf this Agreement or the Notes and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

          (c) Officer's Certificate. A certificate of a vice president or treasurer or assistant treasurer of the Company to the effect set forth in the first sentence of Section 6.02 hereof.

          (d) Notes. The Notes, duly completed and executed and delivered.

          (e)  Opinion  of  Counsel  to the  Company.  An  opinion of Kenneth E.
     Armstrong, Esq., Vice President and General Counsel of the Company, substantially in the form of Exhibit B hereto.

          (f) PSC Approval. A copy of the order of the Florida Public Service Commission authorizing the execution and delivery by the Company of the Notes and its borrowings hereunder.

          (g) Other Documents. Such other documents as the Agent or any Lender may reasonably request.

          6.02 Initial and Subsequent Loans. The obligation of any Lender to make any Loan (including any Money Market Loan and such Lender's initial Syndicated Loan) to the Company upon the occasion of each borrowing hereunder is subject to the further conditions precedent that, both immediately prior to such Loan and also after giving effect thereto: (i) no Default shall have occurred and be continuing; and (ii) the representations and warranties made by the Company in Section 7 hereof shall be true and complete on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date. Each notice of borrowing by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Company otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).

          Section 7. Representations and Warranties. The Company represents and warrants to the Lenders that:

          7.01 Corporate Existence. The Company: (a) is a corporation duly organized and validly existing under the laws of the State of Florida; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries.

          7.02 Financial Condition. The audited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1997 and the related consolidated statements of income, shareholders' equity and cash flow of the Company and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of KPMG Peat Marwick LLP, and the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at September 30, 1998 and the related consolidated statements of income and cash flow of the Company and its Consolidated Subsidiaries for the nine-month period ended on such date, heretofore furnished to each of the Lenders, are complete and correct and fairly present the consolidated financial condition of the Company and its Consolidated Subsidiaries as at said dates and the consolidated results of their operations for the fiscal year and nine-month period ended on said dates (subject, in the case of such financial statements as at September 30, 1998, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis (provided that such financial statements may contain condensed footnotes prepared in accordance with Rule 10-01(a)(5) of Securities and Exchange Commission Regulation S-X). Neither the Company nor any of its Subsidiaries had on said dates any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, in each case material to the Company and its Consolidated Subsidiaries taken as a whole, except as referred to or reflected or provided for in said balance sheets as at said dates. Since September 30, 1998, there has been no material adverse change in the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries from that set forth in said financial statements as at said date.

          7.03 Litigation. Except for the matters disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1998, there are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Company) threatened against the Company or any of the Company's Subsidiaries which, if adversely determined, could have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries.

          7.04 No Breach. None of the execution and delivery of this Agreement and the Notes, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the articles of incorporation or by-laws of the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of the Company's Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any of the Company's Subsidiaries pursuant to the terms of any such agreement or instrument.

          7.05 Corporate Action. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Notes; the execution, delivery and performance by the Company of this Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company; and this Agreement has been duly and validly executed and delivered by the Company and each such document constitutes, and each of the Notes when executed by the Company and delivered for value will constitute, the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          7.06 Approvals. Other than the approval of the Florida Public Service Commission, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company of this Agreement or the Notes, or for the validity or enforceability of any thereof.

          7.07 Use of Loans. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock.

          7.08 ERISA. The Company and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

          7.09 Taxes. United States Federal income tax returns of the Parent and its Subsidiaries have been examined and closed through the fiscal year of the Parent ended December 31, 1985. The Parent and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Parent or any of its Subsidiaries. The charges, accruals and reserves on the books of the Parent and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate. If the Parent is a member of an affiliated group of corporations filing consolidated returns for United States Federal income tax purposes, it is the "common parent" of such group.

          7.10 Investment Company Act. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          7.11 Public Utility Holding Company Act. The Company is a "public utility company" within the meaning of Section 2(a)(5) of the Public Utility
Holding Company Act of 1935 (the "1935 Act"). The Company is not a "holding company" within the meaning of Section 2(a)(7) of the 1935 Act. The Company is an "affiliate" within the meaning of Section 2(a)(11) of the 1935 Act of the Parent and is a "subsidiary company" of the Parent within the meaning of Section 2(a)(8) of the 1935 Act. The Parent is a "holding company" within the meaning of
Section 2(a)(7) of the 1935 Act, but is entitled to and currently claims the benefits of an exemption from the requirements of the 1935 Act (other than Section 9(a)(2) thereof) pursuant to Rule 2 under Section 3(a)(1) of the 1935 Act. The Parent has filed with the Securities and Exchange Commission all documents that are necessary to maintain such exemption in full force and effect and such exemption is in full force and effect. Such exemption also provides the Company with an exemption from all requirements of the 1935 Act relating to the Company's status as a "subsidiary company" of the Parent. Neither the Company nor the Parent has received any notification from the Securities and Exchange Commission under Rule 6 under the 1935 Act with respect to its status under the 1935 Act. Except for proceedings that may arise should the Securities and Exchange Commission adopt proposed Rule 17 under the 1935 Act, neither the Company nor the Parent has any knowledge of any fact or other circumstance that would provide the Securities and Exchange Commission with a basis for seeking to regulate the Company as a holding company under the 1935 Act or for seeking to revoke the exemption under the 1935 Act presently claimed by the Parent. No Loan will be made in violation of the provisions of the 1935 Act or any rule or regulation thereunder, for purposes of Section 26(c) thereof.

          Section 8. Covenants of the Company. The Company agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Company hereunder:

          8.01  Financial  Statements.  The Company shall deliver to each of the
Lenders:

          (a) as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year of the Company, consolidated statements of income and cash flow of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of the Treasurer, an Assistant Treasurer, the Chief Financial officer or the Controller of the Company, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company and its

     Consolidated Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and provided that such financial statements may contain condensed footnotes prepared in accordance with Rule 10-01(a)(5) of Securities and Exchange Commission Regulation S-X);

          (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, consolidated statements of income, shareholders' equity and cash flow of the Company and its Consolidated Subsidiaries for such year and the related consolidated balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied, in the case of said consolidated statements and balance sheet, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year;

          (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

          (d) promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) if any of the events or conditions specified below with respect to any Plan or Multiemployer Plan shall have occurred or exist, promptly upon filing any required notice thereof with PBGC, a copy of such notice or other report to PBGC and a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the action, if any, which the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

               (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

               (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal by the Company, the Parent or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

               (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

          (f) promptly after the Company knows or has reason to know that any Default has occurred, a notice of such Default describing the same in reasonable detail, specifying that such notice is a "Notice of Default" and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken and proposes to take with respect thereto; and

          (g) from time to time such other information regarding the business, affairs or financial condition of the Company or any of the Company's Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Agent may reasonably request.

The Company will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of the Treasurer, an Assistant Treasurer, the Chief Financial Officer or the Controller of the Company to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken and proposes to take with respect thereto).

          8.02 Litigation. The Company will promptly give to each Lender notice (which notice may be given by the Company through the Parent and may be in the form of the Company's or the Parent's 1934 Act Reports) of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Company or any of the Company's Subsidiaries, except proceedings which, if adversely determined, would not have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries.

          8.03 Corporate Existence, Etc. The Company will: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries, except for any such laws, rules, regulations or orders that the Company is contesting in good faith and by proper proceedings; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; and permit representatives of any Lender or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Agent (as the case may be).

          8.04 Prohibition of Fundamental Changes. The Company will not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that the Company may merge into the Parent so long as the Parent is the surviving corporation and assumes all of the Company's obligations under this Agreement and the Notes and so long as both prior to such merger and after giving effect thereto no Default shall have occurred and be continuing. The Company will not convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, whether now owned or hereafter acquired.

          8.05 Use of Proceeds. The Company will use the proceeds of the Loans hereunder for its general corporate purposes (in compliance with all applicable legal and regulatory requirements); provided that neither the Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

          8.06 Indebtedness to Capitalization Ratio. The Company will not permit the ratio of (a) all Indebtedness of the Company and its Consolidated Subsidiaries to (b) the Total Capitalization of the Company and its Consolidated Subsidiaries to exceed .65 to 1 at any time.

          8.07 Negative Pledge. The Company will not, and will not permit any Subsidiary to, create, assume or suffer to exist any Lien on any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens existing on the date hereof securing Indebtedness, other than Indebtedness secured by the Existing Indenture, outstanding on November 17, 1998 in an aggregate principal amount not in excess of $240,865,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary of the Company and not created in contemplation of such event;

          (c) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any asset of any corporation existing at the time such corporation is merged into or is consolidated with the Company or one of its Subsidiaries and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Company or one of its Subsidiaries and not created in contemplation of such acquisition;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Indebtedness is not increased and is not secured by any additional assets;

          (g) any Lien arising pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings;

          (h) Liens incidental to conduct of its business or the ownership of its assets which (i) do not secure Indebtedness and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (i) the Liens created by the Existing Indenture; and

          (j) Liens upon rights-of-way for transmission or distribution line purposes; provided that the Company or one of its Consolidated Subsidiaries, as the case may be has, in the opinion of counsel for the Company, power under eminent domain or similar statutes to condemn and acquire easements or rights-of-way sufficient for its purposes over the land covered by the rights-of-way in question or other lands adjacent thereto.

          Section 9. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

          (a) The Company shall default in the payment when due of any principal of or interest on any Loan or any other amount payable by it hereunder; or

          (b) The Company or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other indebtedness aggregating $10,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such indebtedness in the aggregate amount set forth above in this clause
     (b) shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such indebtedness to become due, or to be prepaid in full (whether by redemption, purchase or otherwise), prior to its stated maturity; or

          (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Company, or any certificate furnished to any Lender or the Agent pursuant to the provisions hereof (or thereof), shall prove to have been false or misleading as of the time made or furnished in any material respect; or

          (d) The Company shall default in the performance of any of its obligations under any of Sections 8.01(f) or 8.04 hereof; or the Company shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of 30 days after notice thereof to the Company by the Agent or any Lender (through the Agent); or any "Event of Default" under and as defined in the Other FPC Agreement shall be continuing; or

          (e) The Company or any of the Company's Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) The Company or any of the Company's Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code (as now or hereafter in effect), or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) A proceeding or case shall be commenced, without the application or consent of the Company or any of the Company's Subsidiaries, in any court of competent jurisdiction seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Company or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code (as now or hereafter in effect); or

          (h) A final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate shall be rendered by a court or courts against the Company and/or any of the Company's Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) An event or condition specified in Section 8.01(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company, the Parent or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is, in the determination of the Majority Lenders, material in relation to the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries or of the Parent and its Consolidated Subsidiaries; or

          (j) Any authorization, approval or consent of any Governmental or regulatory authority or agency necessary for the execution, delivery or performance by the Company of this Agreement or the Notes, or for the validity or enforceability thereof, shall, after the date of the receipt by the Agent of the order referred to in Section 6.01(g) hereof, cease to be in full force and effect; or

          (k) The Company shall cease to be a Wholly-owned Subsidiary of the Parent;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to the Company, (A) the Agent may and, upon request of the Majority Lenders, shall, by notice to the Company, cancel the Commitments and they shall thereupon terminate, and (B) the Agent may and, upon request of the Majority Lenders shall, by notice to the Company declare the principal amount then outstanding of, and the accrued interest on,

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

the Loans and all other amounts payable by the Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with respect to the Company, the Commitments shall automatically be canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

          Section 10. The Agent.

          10.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent, together with the written consent of the Company to such assignment or transfer.

          10.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in

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

acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

          10.03 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of facility fees) unless the Agent has received notice from a Lender or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 10.07 hereof) take such action with respect to Default as shall be directed by the Majority Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders.

          10.04 Rights as a Lender. With respect to its Commitment and the Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its Subsidiaries or Affiliates) as if it were not acting as the Agent, and Chase and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having-to account for the same to the Lenders.

          10.05 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Company under said Section 11.03) ratably in accordance with the aggregate amount of their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Company is obligated to pay under
Section 11.03 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

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

          10.06 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Company or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Subsidiaries (or any of their affiliates) which may come into the possession of the Agent or any of its affiliates.

          10.07 Failure to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section
10.05 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          10.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which has an office in New York, New York and (unless it is a Lender) a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10.08 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

          10.09 Agency Fee. So long as the Commitments are in effect and until payment in full of the principal of and interest on the Loans and all other amounts payable by the Company hereunder, the Company will pay to the Agent an agency fee in an amount previously agreed, payable annually in advance on the Quarterly Date falling on or nearest to December 1 in each year. Such fee, once paid, shall be non-refundable. The appointment of a successor Agent under
Section 10.08 hereof shall not increase or otherwise modify the Company's obligations under this Section 10.09.

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

          10.10 Auction Fee. The Company agrees to pay to the Agent an auction fee in an amount previously agreed, payable on each day that the Company delivers a Money Market Quote Request.

          Section 11. Miscellaneous.

          11.01 Waiver. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          11.02 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under,. this Agreement) shall be given or made by telex, telecopy, telegraph, cable or in writing (or, with respect to notices given pursuant to Section 2.03 hereof, by telephone, confirmed in writing by telex by the close of business on the day the notice is given) and telexed, telecopied, telegraphed, cabled, mailed or delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03. Expenses, Etc.

          (a) The Company agrees to pay or reimburse each of the Lenders and the Agent for all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent), in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the making of the Loans hereunder.

          (b) The Company agrees to pay or reimburse each of the Lenders and the Agent for (i) all reasonable out-of-pocket costs and expenses of the Agent (including reasonable counsel's fees) in connection with any amendment, modification or waiver of any of the terms of this Agreement or any of the Notes and (ii) all costs and expenses of the Lenders and the Agent (including reasonable counsel's fees for each Lender and for the Agent) in connection with any Default and any enforcement or collection proceedings resulting therefrom.

          (c) The Company agrees to pay all transfer, stamp,, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the Notes or any other document referred to herein.

          11.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company, the Agent and the Majority Lenders, or by the Company and the Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the Agent acting with the consent of the Majority Lenders; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Agent acting with the consent of all of the Lenders:
(i) extend the term, or extend the time or waive any requirement for the reduction or termination, of, or increase, the Commitments (except to the extent contemplated by the definition of "Commitment Termination Date" in Section 1.01 hereof); (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fees or other amounts payable hereunder; (iii) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee is payable hereunder; (iv) alter the terms of Section
8.06 or 11.06(a) hereof or of this Section 11.04; or (v) amend the definition of the term "Majority Lenders"; and provided, further, that any amendment of
Section 10 hereof shall also require the consent of the Agent.

          11.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          11.06 Assignments and Participations.

          (a) The Company may not assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Agent.

          (b) No Lender may assign any of its Loans, its Notes, or its Commitment in whole or in part without the prior consent of the Company and the Agent (such consent of the Agent not to be unreasonably withheld); provided that, (i) each such assignment by a Lender of its Syndicated Loans or its Commitment shall be made so that the assignee holds the same pro rata portions of the Syndicated Loans and the Commitments; and (ii) each such assignment by a Lender of its Syndicated Loans and Commitment shall be made concurrently with an assignment by it to the same assignee of the same pro rata portion of its outstanding "Syndicated Loans" and its "Commitment" under and as defined in the Other FPC Agreement. Upon execution and delivery by the assignee to the Company and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the
Commitment(s) and Loans specified in such instrument, and upon consent thereto by the Company and the Agent to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Company and the Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it (in addition to the Commitment(s) and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. In connection with any assignment pursuant to this Section 11-06(b), the Company agrees to issue replacement Notes in the State of New York, in the appropriate principal amounts and payable to the appropriate Lenders, upon the request of any assigning Lender or assignee Lender. Upon each such assignment the assigning Lender shall pay the Agent an assignment fee of $3,500.

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

          (c) A Lender may sell or agree to sell a participation in all or any part of any Loan held by it or Loans made or to be made by it. In the event of such a participation, no such participant shall have any rights or benefits under this Agreement or any Note (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement (the "Participation Agreement") executed by such Lender in favor of the participant). The granting of a participation by a Lender hereunder shall not in any way release such Lender from any of its obligations under this Agreement. All amounts payable by the Company to any Lender under Section 5 hereof shall be determined as if such Lender had not sold or agreed to sell any participations in such Loan and as if such Lender were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall a Lender that sells a participation be obligated to the participant under the Participation Agreement to take or refrain from taking any action hereunder or under such Lender's Notes except that such Lender may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fees payable to the participant, (ii) the reduction of any payment of principal thereof, or (iii) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) facility fee is payable hereunder to a level below the rate at which the participant is entitled to receive interest or facility fee (as the case may be) in respect of such participation.

          (d) Anything in this Section 11.06 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (e) A Lender may furnish any information concerning the Company, the Parent or any of their respective Subsidiaries in the possession of such Lender from time to time to assignees and participants and, with notice to the Company, to prospective participants and, with the consent of the Company, to prospective assignees.

          (f) If:

          (i) any Lender makes a demand for payment under Section 5.01 hereof,

          (ii) Loans of any Lender are Converted into Base Rate Loans pursuant to Section 5.04 hereof, or

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

          (iii) any Lender does not become a Consenting Lender (as that term is used in the definition of "Commitment Termination Date" in Section 1.01 hereof), does not become a "Consenting Lender" under (and as defined in) the Other FPC Agreement or either of the PCH Agreements, in each case within the required periods set forth in the relevant definitions thereof;

then, in the case of clause (i) above, within 60 days after the Company makes the payment demanded; in the case of clause (ii) above, within 60 days after the last of the relevant Conversions; and, in the case of clause (iii) above, at any time thereafter, the Company may, so long as no Default shall be continuing and subject to the consent of the Agent (which consent shall not be unreasonably withheld), demand that such Lender assign, pursuant to this Section 11.06 and documentation reasonably acceptable to such Lender, all (but not less than all) of such Lender's Commitment and outstanding Loans hereunder to one or more banks or financial institutions designated by the Company, for a purchase price not less than the principal amount of such outstanding Loans, accrued interest thereon and all other amounts payable by the Company to such Lender hereunder (including amounts payable under Section 5.05 hereof) and under the Notes held by such Lender, such assignment to take place no later than 30 days after the Company's demand.

          11.07  Survival.  The  obligations of the Company under Sections 5.01,
5.05 and 11-03 hereof shall survive the repayment of the Loans and the termination of the Commitments.

          11.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          11.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          11.10 Governing Law; Submission to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          11.11 Waiver of Jury Trial. EACH OF THE COMPANY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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          IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                          FLORIDA POWER CORPORATION



                                          By:___________________________________
                                          Print Name:  Pamela A. Saari
                                          Print Title: Treasurer


                                          Address for Notices:


                                          Post Office Box 14042
                                          St. Petersburg, Florida 33733

                                          Telecopier No.: 727-820-5918

                                          Telephone No.: 727-820-5875

                                          Attention: Mr. Kenneth E. McDonald



          Sworn to and subscribed before me on this 13th day of November, 1998, in the State of New York, County of New York.



                                          ---------------------------
                                          Notary Public

Commitment
$33,750,000

                                          THE CHASE MANHATTAN BANK



                                          By ___________________________________
                                          Print Name:
                                          Print Title:

                                          Lending Office for all Loans
                                          (other than Eurodollar Loans):

                                          The Chase Manhattan Bank
                                          270 Park Avenue
                                          New York, New York 10017-2070


                                          Lending Office for Eurodollar Loans:

                                          The Chase Manhattan Bank
                                          Cayman Islands,
                                           British West Indies Branch
                                          c/o The Chase Manhattan Bank
                                          One Chase Manhattan Plaza
                                          New York, New York 10081


                                          Address for Notices:

                                          The Chase Manhattan Bank
                                          Global Power & Environmental Group
                                          270 Park Avenue
                                          New York, New York 10017-2070

                                          Telecopier No.:  212/270-3089

                                          Telephone No.:   212/270-7653

                                          Attention: Mr. Paul V. Farrell

Commitment
$25,000,000

                                          NATIONSBANK, N.A.


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Lending Office for all Loans:

                                          NationsBank, N.A.
                                          101 North Tryon Street
                                          Charlotte, NC  28255
                                          Attn:  Marcella Graham
                                          Credit Services


                                          Address for Notices:

                                          NationsBank, N.A.
                                          Corporate Center
                                          NC1-007-08-08
                                          100 North Tryon Street
                                          Charlotte, NC 28255

                                          Telecopier No.:   704/386-1270

                                          Telephone No.:    704/386-8394

                                          Attention: Ms. Gretchen P. Burud

Commitment
$25,000,000

                                          FIRST UNION NATIONAL BANK


                                          By ___________________________________
                                          Print Name:
                                          Print Title:

                                          Lending Office for all Loans

                                          First Union National Bank
                                          One First Union Center
                                          301 South College Street
                                          Charlotte, North Carolina 28288-0735

                                          Address for Notices:

                                          First Union National Bank
                                          One First Union Center
                                          301 South College Street
                                          Charlotte, North Carolina 28288-0735

                                          Telecopier No.:   704/383-6670

                                          Telephone No.:    704/383-8225

                                          Attention: Mr. Michael J. Kolosowsky

Commitment
$23,750,000

                                          SUNTRUST BANK, TAMPA BAY


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Lending Office for all Loans:

                                          SunTrust Bank, Tampa Bay
                                          300 1st Avenue South
                                          St. Petersburg, Florida 33701


                                          Address for Notices:

                                          SunTrust Bank, Tampa Bay
                                          300 1st Avenue South
                                          St. Petersburg, Florida 33701

                                          Telecopier No.:   813/892-4810

                                          Telephone No.:    813/892-4958

                                          Attention: Ms. Brigitta A. Lawton

Commitment
$23,750,000

                                          THE FIRST NATIONAL BANK OF CHICAGO


                                          By ___________________________________
                                          Print Name:
                                          Print Title:



                                          Lending Office for all Loans:

                                          The First National Bank of Chicago
                                          One First National Plaza
                                          Suite 0363
                                          Chicago, Illinois 60670-0363


                                          Address for Notices:

                                          The First National Bank of Chicago
                                          One First National Plaza
                                          Suite 0363
                                          Chicago, Illinois 60670-0363

                                          Telecopier No.:   312/732-3055

                                          Telephone No.:    312/732-9781

                                          Attention: Mr. William N. Banks

Commitment
$18,750,000

                                          REVOLVING COMMITMENT
                                           VEHICLE CORPORATION


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Lending Office for all Loans:

                                          Revolving Commitment Vehicle
                                           Corporation
                                          500 Stanton Christiana Road
                                          Newark, Delaware 19713

                                          Address for Notices:

                                          Morgan Guaranty Trust Company
                                           of New York
                                          60 Wall Street
                                          New York, New York 10260-0060

                                          Telecopier No.:   212/648-5014

                                          Telephone No.:    212/648-9036

                                          Attention:  Ms. Kathryn Sayko-Yanes

Commitment
$18,750,000

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Lending Office for all Loans:

                                          PNC Bank, National Association
                                          One PNC Plaza
                                          3rd Floor
                                          249 - 5th Avenue
                                          Pittsburgh, PA 15222-2707

                                          Address for Notices:

                                          PNC Bank, National Association
                                          One PNC Plaza
                                          3rd Floor
                                          249 - 5th Avenue
                                          Pittsburgh, PA 15222-2707

                                          Telecopier No.:  412/762-2571

                                          Telephone No.:   412/762-2540

                                          Attention:  Mr. Christopher N. Moravec

Commitment
$18,750,000

                                          WACHOVIA BANK, N.A.


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Lending Office for all Loans:

                                          Wachovia Bank, N.A.
                                          191 Peachtree Street, N.E.
                                          Atlanta, GA 30303-1757

                                          Address for Notices:

                                          Wachovia Bank, N.A.
                                          191 Peachtree Street, N.E.
                                          Atlanta, GA 30303-1757

                                          Telecopier No.:  404/332-5016

                                          Telephone No.:   404/332-5134

                                          Attention: Ms. Tammy F. Hughes

Commitment
$12,500,000

                                          THE NORTHERN TRUST COMPANY


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Lending Office for all Loans:

                                          The Northern Trust Company
                                          50 South LaSalle Street
                                          Chicago, Illinois 60675

                                          Address for Notices:

                                          The Northern Trust Company
                                          50 South LaSalle Street
                                          Chicago, Illinois 60675

                                          Telecopier No.:  312/630-6062

                                          Telephone No.:   312/444-3455

                                          Attention: Ms. Christina L. Jakuc

                                          THE CHASE MANHATTAN BANK
                                          as Agent


                                          By ___________________________________
                                          Print Name:
                                          Print Title:


                                          Address for Notices to Chase as Agent:

                                          The Chase Manhattan Bank
                                          1 Chase Manhattan Plaza - 8th Floor
                                          New York, New York 10081

                                          Telecopier No.:  212/552-7490

                                          Telephone No.:   212/552-7943

                                          Attention: Mr. Muniram Appanna

                                                                     EXHIBIT A-1


                       [Form of Note for Syndicated Loans]

                                 PROMISSORY NOTE



$_________________                                            ___________, 199__
                                                              New York, New York

     FOR VALUE RECEIVED, FLORIDA POWER CORPORATION, a Florida corporation (the "Company"), hereby promises to pay to (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the principal sum of _________________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Lender to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Syndicated Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Company hereunder.

     This Note is one of the Notes referred to in the Third Amended and Restated Credit Agreement B (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of November 17, 1998, between the Company, the lenders named therein and The Chase Manhattan Bank, as Agent, and evidences the Company's obligation to repay the Syndicated Loans made by the Lender thereunder and interest thereon. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

     Except as permitted by Section 11.06(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

     This Note shall be governed by, and construed in accordance with, the law of the State of New York.



                                          FLORIDA POWER CORPORATION



                                          By:___________________________________
                                          Title:




                                      A1-2

                                SCHEDULE OF LOANS


     This Note Schedule describes Loans made, Continued or Converted under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:



Date
Made
Cont-    Principal                  Duration  Date and
inued    Amount     Type            of        Amount    Unpaid
or Con-  of         of     Interest Interest  Paid or   Principal   Notation
verted   Loan       Loan   Rate     Period    Prepaid   Amount      Made by
------   ------     ----   ----     -------   -------   ---------   --------




                                      A1-3

                                                                     EXHIBIT A-2


                      [Form of Note for Money Market Loans]

                                 PROMISSORY NOTE


                                                              ___________, 199__
                                                              New York, New York

     FOR VALUE RECEIVED, FLORIDA POWER CORPORATION, a Florida corporation (the "Company"), hereby promises to pay to ____________________ (the "Lender"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017, the aggregate unpaid principal amount of the Money Market Loans made by the Lender to the Company under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate and maturity date of each Money Market Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Company hereunder.

     This Note is one of the Notes referred to in the Third Amended and Restated Credit Agreement B (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of November 17, 1998, between the Company, the lenders named therein (including the Lender) and The Chase Manhattan Bank, as Agent, and evidences the Company's obligation-to repay the Money Market Loans made by the Lender thereunder and interest thereon. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

     Except as permitted by Section 11.06(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

     This Note shall be governed by, and construed in accordance with, the law of the State of New York.


                                          FLORIDA POWER CORPORATION



                                          By:___________________________________
                                          Title:




                                      A2-2

                                SCHEDULE OF LOANS



     This Note Schedule describes Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the Types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


       Principal                               Date and
Date   Amount      Type             Maturity   Amount    Unpaid
of       of         of    Interest  Date of    Paid or   Principal   Notation
Loan    Loan       Loan     Rate     Loan      Prepaid    Amount     Made by
----   ---------   ----   --------  --------   --------  ---------   --------





                                      A2-3

                                                                       EXHIBIT B

                   [Form of Opinion of Counsel to the Parent]


                                       _________________, 199__

To:      the Lenders party to the
         Credit Agreement referred to
         below and The Chase Manhattan
         Bank, as Agent

Ladies and Gentlemen:

     I am Vice President and General Counsel of Florida Power  Corporation  (the
"Company"), a wholly owned subsidiary of Florida Progress Corporation (the "Parent"), and am rendering this opinion in connection with Credit Agreement B dated as of November 26, 1991 (the "Original Agreement"), between the Company, the lenders named therein and The Chase Manhattan Bank, as Agent, as amended and restated by the Third Amended and Restated Credit Agreement B dated as of November 17, 1998 (the Original Agreement, as amended and restated, being hereinafter referred to as the "Credit Agreement") providing for loans to be made by said lenders to the Company in an aggregate principal amount not exceeding $200,000,000. I have represented the Company in connection with the negotiation of the Credit Agreement. Terms defined in the Credit Agreement are used herein as defined therein.

     In rendering the opinion expressed below, I have examined the originals or conformed copies of such corporate records, agreements and instruments of the Company and the Parent, certificates of public officials and of officers of the Company and the Parent, and such other documents and records, and such matters of law, as I have deemed appropriate as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, I am of the opinion that:

          1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the necessary corporate power to make and perform the Credit Agreement and the Notes (collectively, the "Credit Documents") and to borrow under the Credit Agreement.

          2. The making and performance by the Company of the Credit Agreement and the borrowings thereunder-have been duly authorized by all necessary corporate action, and do not and will not violate any provision of law or regulation or any provision of its articles or by-laws or result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of its properties, revenues or assets pursuant to, any indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties may be bound.

          3. The Credit Agreement has been duly executed and delivered by the Company and constitutes, and the Notes when executed and delivered for value will constitute, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that no opinion is expressed as to (i) Section 4.07(c) of the Credit Agreement or (ii) the effect of the law of any jurisdiction (other than the State of Florida) wherein any Lender (including any of its Applicable Lending offices) may be located which limits rates of interest which may be charged or collected by such Lender. I express no opinion as to (i) whether a Federal or state court outside of the State of New York would give effect to the choice of New York law provided for in the Credit Agreement and the Notes, (ii) the second sentence of Section 11.10 of the Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Agreement or the Notes, (iii) the waiver of inconvenient forum set forth in Section 11.10 of the Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York, or (iv) Section 11.11 of the Credit Agreement.

          4. In connection with the above, I wish to point out that provisions of the Credit Agreement that permit the Agent or any Lender to take action or make determinations, or to benefit from indemnities and similar undertakings of the Company, may be subject to a requirement that such action or inaction by the Agent or a Lender which may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

          5. Except for the matters disclosed (i) under the heading "Legal Proceedings" in Part I, Item 3 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and (ii) under the heading "Legal Proceedings" in Part II, Item 1 of the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1998, there are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or (to my knowledge) threatened against or affecting the Company or any of the Company's Subsidiaries, or any properties or rights of the Company or any of the Company's Subsidiaries, which, if adversely determined, would have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of the Company and its Consolidated Subsidiaries.

          6. Other than the approval of the Florida Public Service Commission (which approval has been duly obtained and is in full force and effect), no authorizations, consents, approvals, licenses, filings or registrations with, any governmental or regulatory authority or agency are required in connection with the execution, delivery or performance by the Company of the Credit Documents.

          7. The Parent is a "holding company" within the meaning of Section 2(a)(7) of the 1935 Act and the Parent and the Company are exempt from all of the requirements of the 1935 Act other than Section 9(a)(2) thereof by virtue of the filing of an exemption statement on Form U-3A-2 under Rule 2 under Section 3(a)(1) of the 1935 Act. Such Form U-3A-2 exemption statement was completed in compliance with all applicable rules and regulations of the Securities and Exchange Commission under the 1935 Act and was filed on June 23, 1998.

          I wish to point out that the exemption provided by such filing may be terminated by the Securities and Exchange Commission pursuant to Rule 6 under the 1935 Act thirty days after notification by the Securities and Exchange Commission by registered mail to the Parent that a substantial question of law or fact exists as to whether or not the Parent is within the exemption afforded by Rule 2 under Section 3(a)(1) of the 1935 Act or any question exists as to whether or not the exemption of the Parent afforded by Rule 2 under the 1935 Act may be detrimental to the public interest or the interest of investors or consumers. Such termination would be without prejudice to the right of the Parent to file an application for an order granting an exemption pursuant to any applicable section of the 1935 Act and without prejudice to any temporary exemption provided for by the 1935 Act if such application is filed in good faith. As of the date hereof, no such notification has been received by the Parent, and (except for proceedings that may arise should the Securities and Exchange Commission adopt proposed Rule 17 under the 1935 Act) I am not aware of any facts or circumstances that would currently provide a basis for the Securities and Exchange Commission to initiate proceedings to revoke the exemption claimed by the Parent under Rule 2 under Section 3(a)(1) of the 1935 Act.

          8. None of the Lenders nor the Agent will solely as a result of the participation by them and the Parent and the Company in the transactions contemplated by the Credit Agreement and the Notes be subject to regulation by any governmental authority as an "electric utility company", a "public utility company," a "holding company" or a "subsidiary company" or "affiliate" of any of the foregoing under the 1935 Act.

          I am a member of the bar of the State of Florida and I do not herein intend to express any opinion as to any matters governed by any laws other than the law of the State of Florida and the Federal law of the United States of America.

                                          Very truly yours,

                                                                       EXHIBIT C

                      [Form of Money Market Quote Request]


                                          [Date]

To:           The Chase Manhattan Bank,  as Agent

From:         Florida Power Corporation, Inc.

Re:           Money Market Quote Request

Pursuant to Section 2.03 of the Third Amended and Restated Credit Agreement B (the "Credit Agreement") dated as of November 17, 1998, as amended or restated from time to time, between Florida Power Corporation, the lenders named therein and The Chase Manhattan Bank, as Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s):


Borrowing     Quotation                                 Interest
  Date        Date[*l]      Amount[*2]     Type [*3]    Period[*4]
---------     --------      ----------     ---------    ----------


     Terms  used  herein  have  the  meanings  assigned  to them  in the  Credit
Agreement.

                                          FLORIDA POWER CORPORATION



                                          By:___________________________________
                                          Title:




---------------------------
* All numbered footnotes appear on the last page of this Exhibit.

----------------------

[1] For use if a Money Market Rate in a Set Rate Auction is requested to be submitted before the Borrowing Date.

[2]  Each amount must be $10,000,000 or a larger multiple of $1,000,000.

[3] Insert either "Margin" (in the case of LIBOR Market Loans) or "Rate" (in the case of Set Rate Loans).

[4] One, two, three or six months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day.

                                                                       EXHIBIT D

                          [Form of Money Market Quote]


To:      The chase Manhattan Bank, as Agent

Attention:

Re:      Money Market Quote to
         Florida Power Corporation (the "Borrower")

          This Money Market Quote is given in accordance with Section 2.03(c) of the Third Amended and Restated Credit Agreement B (the "Credit Agreement") dated as of November 17, 1998, as amended or restated from time to time, between Florida Power Corporation, the lenders named therein and The Chase Manhattan Bank, as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

          In response to the Borrower's invitation dated ___________, 19__, we hereby make the following Money Market Quote(s) on the following terms:

          1. Quoting Lender:

          2. Person to contact at Quoting Lender:

          3. We hereby offer to make Money Market Loan(s) in the following principal amount(s], for the following Interest Period(s) and at the following rate(s):


Borrowing    Quotation                           Interest
  Date       Date[*1]    Amount[*2]   Type[*3]   Period[*4]     Rate[*5]
---------    --------    ----------   --------   ----------     --------


          4. The maximum aggregate principal amount of all Money Market Loans:


-----------------------
* All numbered footnotes appear on the last page of this Exhibit.

          We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement).

                                          Very truly yours,

                                          [Name of Lender]


                                          By:___________________________________
                                          Authorized officer


Dated:  ______________, ____


[1]  As specified in the related Money Market Quote Request.

[2] The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 or a larger multiple of $1,000,000.00.

[3] Indicate "Margin" (in the case of LIBOR Market Loans) or "Rate" (in the case of Set Rate Loans).

[4] One, two, three or six months, in the case of a LIBOR Market Loan or, in the case of a Set Rate Loan, a period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day, as specified in the related Money Market Quote Request.

[5] For a LIBOR Market Loan, specify margin over or under the London interbank offered rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000th of 1%) and specify whether "PLUS" or "MINUS". For a Set Rate Loan, specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).




                                      D-2